Lyle  B.  Stewart,  P.C.
                                                 3751  South  Quebec  Street
                                                  Denver,  Colorado  80237
                                                 Telephone:  303-267-0920
                                                      Fax:  303-267-0922


April  16,  1998



United  States  Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Judiciary  Plaza
Washington,  D.C.  20549-1004

Re:    Medix  Resources,  Inc.
       Commission  File  No.  0-24768
       Preliminary  Proxy  Material

Dear  Sir  or  Madam:

     On behalf of my client, Medix Resources, Inc.(the "Corporation"), and pursuant to Rule 101(a)(1)(iii) under Regulation S-T promulgated by the U.S. Securities and Exchange Commission, we are filing herewith a preliminary copy of the Proxy Statement and form of Proxy Card relating to the upcoming annual meeting of the Corporation, scheduled for May 29, 1998. The form of Proxy Card is attached at the end of the enclosed preliminary Proxy Statement. The Corporation intends to release its definitive Proxy Statement to its shareholders' on or about April 28, 1998. At that time, the Company will mail its definitive Proxy Statement to its shareholders, accompanied by a copy of its Form 10-KSB in lieu of the information required by Rule 14a-3(b).

If you have any questions with respect to this filing or if comments are to be made regarding the enclosed material, please contact the undersigned at the telephone number above.




Very  truly  yours,

/s/  Lyle  B.  Stewart















                           SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              [AMENDMENT NO.__ ]


Filed  by  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
      [x ]     Preliminary  Proxy  Statement
      [  ]     Confidential, for Use of the Commission Only (as permitted by
               Rule  14a-6(e)(2))
      [  ]     Definitive  Proxy  Statement
      [  ]     Definitive  Additional  Materials
      [  ]     Soliciting Material Pursuant to   240.14a- 11(c) or   240.14a-12

                                  Medix  Resources,  Inc.
                                 ------------------------
                 (NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                                  Medix  Resources,  Inc.
                                  -----------------------
                     (NAME  OF  PERSON(S)  FILING  PROXY  STATEMENT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
       [x ]      No  fee  required.
       [  ]      Fee  computed  on  table below per Exchange Act Rules
                 14a-6(i)(4)  and  0-11.

                 1) Title of each class of securities to which transaction applies:

                 2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth amount on which filing fee is calculated and state how it was determined:

                 4)  Proposed    maximum  aggregate  value  of  transaction:

                 5)  Total    fee  paid:

      [  ]      Fee  paid  previously  with  preliminary  materials.

      [  ]     Check  box  if  any part of the fee is offset as provided by
               Exchange  Act  Rule  0-  I  1  (a)(2)  and
               identify  the  filing  for  which  the  offsetting  fee was paid
               previously.    Identify  the  previous  filing  by
               registration statement number, or the Form or Schedule and the date of its filing.

               1)          Amount  Previously  Paid:
               2)          Form  Schedule  or  Registration  Statement  No.:
               3)          Filing  Party:
               4)          Date  Filed:



                                MEDIX  RESOURCES,  INC.
                       360 SOUTH GARFIELD STREET, SUITE 400
                              DENVER, COLORADO 80209

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO  BE  HELD  ON  MAY  29,  1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Medix Resources, Inc., a Colorado corporation (the "Company"), will be held at the Company's principal place of business at 360 South Garfield Street, Suite 400, Denver, Colorado, on Friday, May 29, 1998 at 10:00 a.m., local time, for the following purposes:

1. To elect a Board of Directors consisting of three (3) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.   To approve the proposal of the Board of Directors to
     effect  a  reverse  split  of  the  Company's
     outstanding    shares  of  Common  Stock;

3.   To ratify the appointment of Ehrhardt Keefe Steiner &
     Hottman  PC,  independent  public
     accountants, to audit the financial statements of the Company for the fiscal year ending
     December  27,  1998;  and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments(s) thereof.

     The Board of Directors has fixed the close of business on April 24, 1998, as the record date (the "Record Date") for determining the Shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON IF SUCH SHAREHOLDER HAS PREVIOUSLY RETURNED A PROXY.

By  Order  of  the  Board  of  Directors


John  P.  Yeros,  Chairman  of  the  Board,

President  and  Chief  Executive  Officer

Denver,  Colorado
April  27,  1998










                             MEDIX RESOURCES, INC.
                     360 SOUTH GARFIELD STREET, SUITE 400
                            DENVER, COLORADO 80209

                                PROXY STATEMENT
                    ANNUAL  MEETING  OF  SHAREHOLDERS
                     TO  BE  HELD  ON  MAY  29,  1998

           INFORMATION CONCERNING SOLICITATION AND VOTING GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of Medix Resources, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, May 29, 1998, at 10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal place of business at 360 South Garfield Street, Suite 400, Denver, Colorado. The Company's telephone number is (303) 393-1515. These proxy solicitation materials were mailed on or about April 28, 1998 to all Shareholders listed in the Shareholder records of the Company as of the Record Date (as that term is defined below). The Company will bear the cost of this solicitation.

RECORD  DATE  AND  SHARE  OWNERSHIP

     Shareholders of record at the close of business on April 24, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. At the Record Date, [20,343,787] shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), were outstanding. Shareholders holding at least one-third of all shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

 REVOCABILITY  OF  PROXIES

     Any Proxy given pursuant to this solicitation may be revoked by the person or entity giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the Shareholder appointing the proxy if the Secretary or other officer or agent of the Company who is authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises his authority under the appointment.

VOTING  AND  SOLICITATION

     Each outstanding share of Common Stock shall be entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. Assuming a quorum is present, those candidates receiving the most votes shall be elected as directors of the Company. The proposed reverse split and the ratification of accountants will be approved by the shareholders if the number of votes cast for the proposal exceeds the number of votes cast against the proposal, assuming a quorum is present. Abstentions and broker non-votes shall be counted towards the presence of a quorum. However, they will not be counted and will have no effect in the election of directors and in the voting on the reverse split and the ratification of accountants. The principal executive offices of the Company are located at 360 South Garfield Street, Suite 400, Denver, Colorado 80209. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares of the Company's Common Stock in their names or in the names of their nominees, for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners.


MATTERS  TO  BE  BROUGHT  BEFORE  THE  ANNUAL  MEETING

       The matters to be brought before the Annual Meeting include: (1) the election of a Board of Directors consisting of three directors; (2) the approval of the proposal of the Board of Directors to effect a reverse split of the Company's outstanding shares of Common Stock; (3) the ratification of the appointment of Ehrhardt, Keefe, Steiner & Hottman PC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 27, 1998: and (4) the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     DEADLINE  FOR  RECEIPT  OF  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders of the Company who intend to present proposals at the Company's 1998 Annual Meeting of Shareholders must deliver such proposals to the Company no later than December 31, 1998 in order to be included in the Proxy Statement and form of Proxy relating to the 1999 Annual Meeting of Shareholders. The Company currently anticipates that the 1999 Annual Meeting of Shareholders will be held in the month of June of 1999.


                             ELECTION OF DIRECTORS
NOMINEES

The Company's Board of Directors currently consists of three directors. [It is contemplated that a Board of three directors, all of whom are currently serving in that capacity, will be elected at the Annual Meeting.] The Board of Directors recommends that the Shareholders vote "FOR" the director nominees listed below. Unless otherwise instructed, the proxy holder will vote the proxies received by him for management's three nominees, as listed below. In the event any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by him in such a manner as will insure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders, or until such person's successor has been elected and qualified. The nominees are as follows:


John  P.  Yeros

Thomas  J.  Oberle

Charles  Powell

Certain  information  regarding  each  nominee  is  set  forth  below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' EACH OF THE ABOVE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS. A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO ELECT EACH DIRECTOR.

BOARD  MEETINGS

     The Board of Directors of the Company held a total of two meetings during the fiscal year ended December 28, 1997. All of the then current members of the Board of Directors attended 100% of all meetings of the Board held during the fiscal year ended December 28, 1997.






DIRECTORS  AND  EXECUTIVE  OFFICERS

              The directors and executive officers of the Company as of the date hereof are set forth below:


     NAME                    AGE          POSITION

     John  P.  Yeros          47          Chairman  of  the  Board,  President
                                          and  Chief  Executive  Officer

     Barry  J.  McDonald      39          Chief Operating Officer and Secretary

     David  Kinsella          36          Controller

     Thomas  J.  Oberle(1)(2) 52          Director

     Charles  Powell(l)(2)    42          Director

____________________
(1)          Member  of  the  Audit  Committee
(2)          Member  of  the  Compensation  Committee

      Each director will serve a term of office that will continue until the next Annual Meeting of Shareholders and until the election and qualification of his or her respective successor. All of the Company's executive officers devote full-time to the Company's business and affairs.

John P. Yeros. Mr. Yeros, the founder of the Company, has served as a director, Chairman of the Board of Directors and Chief Executive Officer of the Company from the Company's incorporation in April 1988 until the present. Mr. Yeros served as President of the Company from its incorporation to September of 1993 and resumed the title in July 1995.

Barry J. McDonald. Mr McDonald joined the Company on February 1, 1997 as Chief Operating Officer. Before that he was Senior Vice President of TherAmerica, a physical therapy staffing company, which was acquired by the Company in January 1997. He joined TherAmerica in November, 1994. From May, 1990 to November, 1994, he held various positions, including General manager, with Colorado Therapists On Call. He graduated from the University of Toledo with a degree in Healthcare Administration.

David Kinsella. Mr. Kinsella joined the company on August 25, 1997as Controller of the Company. Before joining the Company, he was employed by SBR, Inc., a private company in the retail sector, since May 1991. He held various postions with SBR, Inc., including Accounting Supervisor, divisional Controller and divisional Direcor of Accounting. He graduated from the University of Colorado with a degree in Business Administration - Accounting.

Thomas J. Oberle. Mr. Oberle has been a director of the Company since its incorporation. Since January 1993, Mr. Oberle has been the director of the Colorado Dental Association. From January 1991 to January 1993, he served as an independent insurance agent in Denver, Colorado. From October 1989 to December 1991, Mr. Oberle was a Vice President of Equicor, a health maintenance organization in Denver, Colorado. From May 1987 to October 1989, he served as President of RMS, Inc., a corporation involved in organizing various companies associated with the Children's Hospital in Denver, Colorado. Mr. Oberle devotes only such time as is necessary to the business of the Company.

Charles Powell. Mr. Powell has served as a director of the Company since September 1994. Mr. Powell cofounded KAPRE Software, Inc., Boulder, Colorado, in March 1992. Since March 1996 Mr. Powell has served as a director and the Vice President of Operations for Antalys Corporation, a privately-held software Company. Mr. Powell has served as Vice President of Finance and Vice President of International Operations of KAPRE Software from March 1992 to February 1996. From February 1992 through March 1993, Mr. Powell also served as Chief Executive Officer of Generation 5 Technology, Inc., Denver, Colorado,
a  publicly-held  software  development  company.    Mr.  Powell  devoted
approximately half of his time to each of KAPRE Software, Inc. and General 5 Technology, Inc. from March 1992 through March 1993. From November 1988 to February 1992, Mr. Powell served as the Vice President of International Operations for J.D. Edwards, Inc., Englewood, Colorado, a software applications developer for the mainframe computer market. From April 1988 to June 1989, Mr. Powell was President of Sheridan Securities, Inc., Denver, Colorado. Mr. Powell currently serves on the Board of Directors of Milestone Capital, Inc. and Siscom, Inc., both publicly-held companies located in Denver, Colorado, and the Rockies Fund, Inc., headquartered in Colorado Springs, Colorado: Mr. Powell devotes only such time as is necessary to the Company's business.


                    COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE OFFICERS

EXECUTIVE  OFFICER  COMPENSATION

     Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three years ended December 28, 1997 for John P. Yeros, the Chief Executive Officer of the Company and Barry J. McDonald, Chief Operating Officer of the Company (the "Named Officers"). No officer or employee of the Company other than Mr. Yeros and Mr. McDonald earned an annual salary and bonus exceeding $100,000 in 1997.

                                                            LONG-TERM
                                                           COMPENSATION
          ANNUAL  COMPENSATION                                AWARDS
          --------------------                             ------------
                                                      Securities  Underlying
Name and Principal                                        Options/Warrants
  Position          Fiscal Year  Salary  Bonus  Other(1)      (Shares)
------------------ ------------ -------- -----  -------- ------------------

John  P.  Yeros,       1997    $142,272 $15,000     -       523,455(2)
Chief  Executive       1996    $154,000     -0-     -       116,187(3)
Officer  and           1995    $130,000 $10,000     -       300,000(4)
Chairman  of  the
Board

Barry  J. McDonald     1997    $100,000 $10,000 $11,920     350,000(2)
Chief  Operating
Officer
____________


(1)  Other annual compensation is made up of automobile allowances, and
     disability  and  health  insurance  premiums.   Such amounts for Mr. Yeros
     are below 10% of his annual salary plus bonus and therefore are not required to be reported.
(2) In August 1997, all outstanding options and warrants held by then current employees of the Company, including options and warrants covering 1,009,768 shares held by Mr. Yeros, and options covering 100,000 shares held by Mr. McDonald, were re-priced to an exercise price of $0.25 per share, the then fair market value of a share of the Company's Common Stock. In addition, both Mr. Yeros and Mr. McDonald were granted new options covering 250,000 shares at an exercise price of $0.25 per  share.
(3) The options to purchase 116,187 shares of common stock granted to Mr. Yeros at $1.88 per share which represent the fair market value of the common stock at the date of grant were replacing previously granted options to purchase 36,363 and 79,824 share of Common Stock granted at $2.75 and $ 2.50 per share, respectively.
(4) The options to purchase a total of 300,000 shares of Common Stock granted to Mr. Yeros was granted with an exercise price of $0.63 per share, which represented the fair market value of the Common Stock at the time of issuance.






Options Grants Table. The following table sets forth information on grants of stock options pursuant to the
Company's 1996 Stock Incentive Plan (the " 1996 Plan") to the Named Officers during 1997:


                               Percent  of  Total
                                Options/Warrants
                                   Granted  to
           Options/Warrants      Employees  in Exercise  or  Base    Expiration
Name       Granted (Shares)          1997(1)     Price ($/Share)       Date
----       ----------------    ---------------  ----------------     ----------
John P.
 Yeros        523,455(2)             41%              $0.25         August  2007

Barry J.
 McDonald     350,000(2)             27%              $0.25         August  2007

______________
(1) The Company granted options to acquire a total of 1,288,594 shares of its Common Stock to employees during 1997.
(2) These options were granted pursuant to the 1996 Plan and are exercisable immediately.

Fiscal Year-End Options and Warrants Table. The following table sets forth information on year-end values of stock options and warrants granted to, the Named Officers as of December 28, 1997:


     Number  of  Securities  Underlying
      Unexercised  Options/Warrants  at    Value  of  Unexercised In-the-Money
              Fiscal  Year-End                 Options  at  Fiscal  Year-End(1)
       --------------------------------    -------------------------------------
Name     Exercisable     Unexercisable       Exercisable          Unexercisable
----     -----------     -------------       -----------          -------------

John P.
 Yeros    1,259,768              0                  $0                  -
Barry J.
 McDonald   350,000              0                  $0                  -

_____________
(1) The fair market value of the Common Stock at December 28, 1997 was below the exercise price of all of the respective options and warrants.

The Company has no retirement, pension or profit-sharing program for the benefit of its directors, executive officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

     Employment Agreements. Mr. Yeros entered into an Employment Agreement with the Company effective October 15, 1993, which has been amended and extended effective January 1, 1997. Mr. Yeros' extended Employment Agreement provides for a five-year term, through December 31, 2001, with the right on the part of the Company to extend the Employment Agreement on written notice to the employee given not less than 90 days prior to the expiration of the initial term. Mr. McDonald entered into a similar Employment Agreement with the Company that provides for a two-year term to February 1, 1999. Such Employment Agreements provide for termination by the employee with or without cause or by the Company with cause. Each Employment Agreement is subject to termination by the Company without cause after the initial one-year term, subject to the right of the employee to receive 12 months' compensation. His extended Employment Agreement provides for Mr. Yeros to receive a minimum annual salary of $165,000 for the first year, and adjusted upwards at a minimum of 10% annually after 1997. Mr. Yeros agreed to reduce his salary for fiscal 1997 to $142,000. Mr. McDonald's Employment Agreement provides that he will receive a minimum annual salary of $110,000 for 1997. The Employment Agreements contain bonus and stock option provisions that empower the Board of Directors to grant bonuses and stock options based upon the employee's performance. The Employment Agreements contain provisions providing that, upon the occurrence of a "Triggering Event" (defined to include a non-negotiated change in ownership of between 50% and 80% of the outstanding shares of the Company's Common Stock or a non-negotiated merger of the Company with and into another corporation) during the period that Mr. Yeros or Mr. McDonald is acting as an officer or director of the Company, he will receive a lump sum payment equal to one(1) times the previous year's base pay in the event of termination other than for cause. The Employment Agreements also contain a non-compete provision that extends for a period of one year after termination or resignation of the employee, as well as certain confidentiality provisions.

DIRECTOR  COMPENSATION

            Mr. Yeros is the only employee who is a director of the Company and he does not receive any additional compensation for his services as a director. Non-employee directors receive no salary for their services as such, although they do receive a fee of $500 per Board or committee meeting. The Board of Directors has also authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-employee directors for attending Board or committee meetings. During 1997, Mr. Oberle and Mr.Powell were each paid $1,000 for their services to the Company.

STOCK  OPTION  PLANS  AND  WARRANTS

     The Company adopted an Incentive Stock Option Plan in 1988 (the "Incentive Plan"). The Incentive Plan covers an aggregate of 100,000 shares of common stock. The Incentive Plan is administered by the Compensation Committee of the Board of Directors, of which Messrs. Oberle and Powell are members. The Incentive Plan provides that no options may be granted at an exercise price less than the fair market value of the common stock of the Company on the date of grant. Unless otherwise specified, the options expire ten years from the date of grant and may not be exercised during the initial one-year period from the date of grant. Thereafter, the options may be exercised in whole or in part, depending on terms of the particular option. As of April 15, 1998, options for 67,500 shares were outstanding pursuant to the Incentive Plan at exercise prices ranging from $.25 to $1.34.

     The 1994 Omnibus Stock Plan (the "Omnibus Plan") was adopted by the Company's Board of Directors effective January 1, 1994. The purpose of the Omnibus Plan is to provide a vehicle under which a variety of equity based awards may be granted to employees, nonaffiliated individuals (as defined in the Omnibus Plan), and non-employee directors of the Company in order to promote the Company's development and success. The Omnibus Plan permits the award of non-qualified stock options, restricted shares, performance units, performance shares, share appreciation rights, and other forms of awards, including deferrals of earned awards, as approved by the Compensation Committee of the Board of Directors. A maximum of 500,000 shares of common stock are reserved and available for grants of any kind under the Omnibus Plan. As of April 15, 1998, options for 216,188 shares were outstanding under the Omnibus Plan at exercise prices ranging from $.25 to $2.50.

              The 1996 Stock Incentive Plan (the 1996 Plan") was adopted by the Company's Board of Directors effective November 22, 1995. The purpose of the 1996 Plan is to provide a vehicle under which a variety of equity based awards may be granted to employees, nonaffiliated individuals (as defined in the 1996 Plan), and non-employee directors of the Company in order to promote the Company's development and success. The 1996 Plan permits the award of non-qualified stock options, stock awards and purchases, as approved by the Compensation Committee of the Board of Directors. A maximum of 4,000,000 shares of common stock are authorized for grants of any kind under the 1996 Plan. As of April 15, 1998, options for 2,891,877 shares were outstanding under the 1996 Plan at exercise prices of between $.25 and $1.88.

              In November 1994, the Board of Directors issued warrants to Mr. Yeros entitling him to acquire 287,626 shares of Common Stock. The warrants originally had an exercise price of $1.75, the fair market value at the date of grant, but in 1997 the exercise price was adjusted to $0.25, the then fair market value. The warrants vested immediately and are exercisable when the Company's consolidated revenues, on a pro forma basis, equal or exceed
$20,000,000, or at the end of seven years, whichever comes first. The consolidated revenues of the Company exceeded $20,000,000 for the year ended December 28, 1997. These warrants expire at the end of seven years, November 23, 2001, if not exercised. The Compensation Committee of the Board of
Directors  approved  the  granting  of  these  warrants.




SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICLAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 15, 1998 by (i) each person known by the Company to own beneficially more than 5 % of the outstanding shares of Common Stock. (ii) each director , nominee and each executive officers and (iii) all executive officers and directors and nominees as a Group. Shares not outstanding but deemed beneficial1y owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.


                             Number  of  Shares         Percentage  of  Class
                             ------------------         ---------------------
Barbara  Asbell(1)               1,965,817(2)                    9.5%
John  P.  Yeros(1)               1,889,768(2)                    8.5%
Robert  Jagunich(1)              1,129,978                       5.5%
Barry J. McDonald(1)(3)            450,000                       2.2%
David  Kinsella(1)(3)              150,000                        -
Thomas  J.  Oberle(1)(3)           313,250                       1.5%
Charles  Powell(1)(3)              310,000                       1.5%
All directors and
  executive  officers
  as  a  group(5  persons)       3,113,018                      13.2%

________________
(1) The address for each named officer and director is 360 South Garfield Street, Suite 400, Denver, Colorado 80209. The address of Ms. Asbell is One Boardwalk, Suite 200, Thousand Oaks, CA 91360. Ms. Asbell is an employee of Cymedix Lynx Corporation, a wholly-owned subsidiary of the Company. Mr. Jagunich's address is 470 San Antonio, Suite G, Palo Alto, California 94306
(2) For Ms. Asbell this number includes 400,000 shares subject to currently exercisable options, and for Mr. Yeros this number includes 1,759,768 shares subject to currently exercisable warrants and options or options exercisable within 60 days.
(3) Represents shares subject to currently exercisable options or options exercisable within 60 days.


                        CERTAIN BUSINESS RELATIONSHIPS

     In connection with the Company's purchase of a travel nurse business in 1992, the Company issued a promissory note that was personally guaranteed by Mr. Yeros. The Company also issued a warrant to the seller to purchase 37,500 shares of the Company's Common Stock at an exercise price of $6.00 per share. Ultimately, the Company defaulted on the promissory note. To secure a waiver of the default, the Company agreed to increase the number of shares of Common Stock purchasable upon exercise of the warrant from 37,500 shares to 50,000 shares, and to reduce the exercise price from $6.00 per share to S4.00 per share. The promissory note was paid off in 1996. Mr. Yeros received an indirect personal benefit as a result of the partial release of his personal guarantee.

CONFLICTS  OF  INTEREST

     The Company has adopted a policy that any transactions with directors or officers or any entities in which they are also officers or directors or in which they have a financial interest, will only be on terms that would be reached in an arms-length transaction, consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. This policy, which is set forth in the minutes of the Board of Directors, provides that no such transaction by the Company shall be either void or voidable solely because of such relationship or interest of such directors or officers or solely because such directors are present at the meeting of the Board of Directors of the Company or a committee thereof that approves such transaction or solely because their votes are counted for such purpose. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof that approves such a transaction. The Company has also adopted a policy that any loans to officers, directors and 5% or more shareholders are subject to approval by a majority of the disinterested directors.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are requested by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     During fiscal 1997, Mr. McDonald and Mr. Kinsella inadvertently failed to file a Form 3 in a timely manner.


           REVERSE  SPLIT  OF  THE  OUTSTANDING SHARES OF THE COMPANY'S COMMON
STOCK

GENERAL

The Board of Directors of the Company has authorized a vote by the shareholders on a proposal to effect a reverse split of the issued and outstanding shares of Common Stock (the Reverse Stock Split") if on May 28, 1998, the reported last sale price of the Company's Common Stock on the Nasdaq SmallCap Market has not been over $2.00 for each of the previous five days on which the Common Stock traded in such market (the "Trading Period"). The ratio of the Reverse Stock Split (the "Reverse Split Ratio") would be determined based on the formula set forth below, and could vary from 1 for 2 to 1 for 10. A copy of the Plan of Effecting a Reverse Stock Split (the "Plan"), which has been approved by the Board of Directors and is recommended to the shareholders for their approval at the Annual Meeting is attached as Exhibit A. If adopted, each share of Common Stock issued and outstanding immediately prior to the time and date the Board of Directors determines to be the effective time of the Reverse Stock Split (the "Effective Date") will be reclassified as, and changed into, a fraction of one share of Common Stock, depending on the Reverse Split Ratio that results from the application of the formula set forth below and in the Plan.

     By approving this proposal, the Shareholders will authorize a Reverse Split Ratio determined as follows, based upon the average last sale price per share of the Common Stock as reported on the Nasdaq SmallCap Market during the Trading Period:

                 Average  Last
                  Sale  Price               Reverse
            During  Trading  Period       Split  Ratio
            -----------------------      ---------------

                 Under  $0.15               1  for  10
                 $0.16  to  $0.25           1  for  8
                 $0.26  to  $0.40           1  for  5
                 $0.41  to  $0.50           1  for  4
                 $0.51  to  $0.65           1  for  3
                 $0.66  to  $2.00           1  for  2

If  the  average  last  sale price during the Trading Period is over $2.00 per
share,  the  Reverse  Stock    Split  will  not  occur.

     However, by approving this proposal, the Shareholders will also give the Board of Directors authority to determine, in its sole discretion, that it is in the best interest of the Company to abandon the the Reverse Stock Split at any time prior to the Effective Date, without further action by the Shareholders.

     The Reverse Stock Split, if it occurs, will not materially affect any Shareholder's proportionate equity interest in the Company or the relative rights, preferences, privileges or priorities of any Shareholder. In addition, pursuant to the terms of the Company's stock option plans, warrants and convertible debt, the number of shares issuable upon exercise of outstanding options, warrants and convertible debt, and the exercise price per share, will be proportionately adjusted.
PURPOSE  AND  EFFECT  OF  THE  REVERSE  STOCK  SPLIT

     For approximately the last twelve months, the Company's Common Stock has traded below $1.00 per share, which is the minimum bid price for continued listing on the Nasdaq SmallCap Market. The Company has maintained its listing on the Nasdaq SmallCap Market by meeting an alternative test, which is no longer available. On August 25, 1997, The Nasdaq Stock Market, Inc ("Nasdaq") announced revised initial and continuing listing standards for the Nasdaq SmallCap Market. Among these revised standards, Nasdaq has announced that it has eliminated the alternative test to the $1.00 minimum bid. Nasdaq has notified the Company that it is not in compliance with this requirement and has given the Company until May 28, 1998 to regain compliance. In order to avoid being delisted from the Nasdaq SmallCap Market, the Company's Board of Directors has determined to propose to the Company's Shareholders for their approval, the Reverse Stock Split, which would only take place if the Company's Common Stock continued to trade below $2.00 per share during the Trading Period. The Board of Directors has determined to propose the Reverse Stock Split at 1 for 2 even if the Company's Common Stock trades above $1.00 per share during the Trading Period. If the Reverse Stock Split proposal is approved by the Stockholders, the Board of Directors believes that even if the trading price was above $1.00 per share, it could be in the Company's and shareholders' best interest to consummate a 1 for 2 Reverse Stock Split in order to enhance the marketability of the Common Stock.

The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of Common Stock from ________ shares, as of the Record Date, to an amount that would depend on the Reverse Split Ratio used, which could vary from approximately _________ shares, if the Split Ratio were 1 for 2, to approximately ____________ shares, if the Reverse Split Ratio were 1 for 10 (all as if the Reverse Stock Split occurred on the Record Date). The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. The respective voting rights and other rights that accompany the Common Stock will not be altered by the Reverse Stock Split (other than as a result of payment of cash in lieu of fractional shares as discussed below), and the par value of the Common Stock will remain at $.001 per share.
Consummation of the Reverse Stock Split will not alter the number of authorized shares of the Company's Common Stock, which will remain at 25,000,000. The currently authorized and outstanding shares of the Company's Preferred Stock, 2,500,000 and ___, respectively, will not be affected by this vote, other than a pro-rata reduction in the number of shares of Common Stock into which the Preferred Stock is convertible and a pro-rata increase in conversion price. After giving effect to the Reverse Stock Split, the number of outstanding shares of Common Stock (as of April 24, 1998) would be as set forth above, with the result that authorized but unissued shares would be an amount from _______ to ___________, depending on the Reverse Split Ratio, with approximately ____________ to ___________ of such shares of Common Stock being reserved for issuance pursuant to the Company's warrants, stock option plans and convertible preferred stock. At this time, the Company has no plans to issue additional shares of its Common Stock other than pursuant to outstanding options, warrants and convertible preferred stock.

     The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual share holdings may increase the trading price of the Common Stock, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of shares outstanding resulting from the Reverse Stock Split. Such a result could contribute to the Company's ability to retain its listing on the Nasdaq SmallCap Market, although retaining such listing can not be assured

      There can be no assurance that the Reverse Stock Split will not adversely impact the market price of the Common Stock, that the marketability of the Common Stock will improve as a result of the Reverse Stock Split or that the Reverse Stock Split will otherwise have any of the effects described herein. If the Company's Common Stock is removed from listing on the Nasdaq SmallCap Market, price information will be available on the NASD OTC Bulletin Board. However, such information is not as widely available as Nasdaq
SmallCap  Market  information  in  newspapers  and  other  publications.

CERTIFICATES  AND  FRACTIONAL  SHARES

     The Reverse Stock Split will occur on the Effective Date without any action on the part of Shareholders of the Company and without regard to the date or dates certificates presently representing shares of the Common Stock (the "Old Certificates") are physically surrendered for certificates representing the number of shares of the Common Stock such Shareholders are entitled to receive as a consequence of the Reverse Stock Split (the "New Certificates"). The Old Certificates will be deemed to represent the number of shares of Common Stock resulting from the application of the appropriate Reverse Split Ratio after the Effective Date of the Reverse Stock Split. New Certificates will be issued in due course as Old Certificates are tendered to the Exchange Agent for exchange or transfer. No fractional shares of Common Stock will be issued and, in lieu thereof, Shareholders holding a number of shares of Common Stock not evenly divisible by the Reverse Split Ratio, upon surrender of their Old Certificates, will receive cash in lieu of fractional shares of Common Stock. Such cash payment will not be made until a Shareholder presents his Old Certificates to the Exchange Agent. The price payable by the Company for the fractional shares of Common Stock will be equal to the product of (a) the number of old shares that appears in the numerator of  the  fraction of a new share, times (b) the average of the last sale price
                                  -----
of one old share, as reported on the Nasdaq SmallCap Market for the five trading days immediately preceding the Effective Date.

     Only the fractional shares will be purchased by the Company, as a result, whole shares will remain outstanding. For example, if stockholder Z owns 125 old shares of the Company's Common Stock, and the Reverse Split Ratio is 1 for 2, then dividing 125 shares by 2 would cause stockholder Z to hold, after the reverse split, 62.5 new shares. Stockholder Z would be issued a New Certificate for 62 new shares and would receive a cash payment (calculated as described above) for his .5 new share fractional interest.

SOURCE  OF  FUNDS;  NUMBER  OF  HOLDERS

The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company's Shareholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares and the total amount that the Company will be required to pay for fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

     As of April 24, 1997, the Company had approximately 400 shareholders of record, and approximately 2,200 beneficial owners, of Common Stock. The Company does not anticipate that the Reverse Stock Split and the payment of cash in lieu of fractional shares will result in a significant reduction in the number of shareholders of record or beneficial owners of Common Stock. The Company does not presently intend to seek, either before or after the Reverse Stock Split, any change in the Company's status as a reporting company for federal securities law purposes.

EXCHANGE  OF  STOCK  CERTIFICATES

     As soon as practicable after the Effective Date, the Company will send a letter of transmittal to each shareholder of record on the Effective Date for use in transmitting Old Certificates to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for New Certificates. No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

     Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all Old Certificates, shareholders will receive a New Certificate or New Certificates representing the number of whole shares of new Common Stock into which their shares of Common Stock represented by the Old Certificates have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding Old Certificates held by Shareholders will be deemed f or all purposes to represent the number of whole shares of new Common Stock to which such shareholders are entitled as a result of the Reverse Stock Split.
Shareholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as practicable after the letter of transmittal is sent will be exchanged at the first time they are presented for transfer.

     No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates, all expenses of which will be borne by the Company. However, if a transfer of ownership is requested, a fee may be charged.

FEDERAL  INCOME  TAX  CONSECTUENCES

     Except as described below with respect to cash received in lieu of fractional share interests, the receipt of Common Stock in the Reverse Stock Split should not result in any taxable gain or loss to Shareholders for federal income tax purposes. The tax basis of Common Stock received as a result of the Reverse Stock Split (including any fractional share interests to which a Shareholder is entitled) will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the Effective Date will be included in the holding period of the Common Stock received as a result of the Reverse Stock Split, including any fractional share interests to which a Shareholder is entitled. A Shareholder who receives cash in lieu of fractional shares of Common Stock will be treated as first receiving such fractional shares and then receiving cash as payment in exchange for such fractional shares of Common Stock, and will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares treated as surrendered for cash.

     THE FEDERAL INCOME TAX DISCUSSION WITH RESPECT TO THE REVERSE STOCK SPLIT SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE REVERSE SPLIT.

RIGHT  OF  DISSENT

                          Article 113 of the Colorado Business Corporation Act
provides that a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of such shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to only a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash. While the Company is not aware that any of its shareholders own so few shares that they would be "cashed out" of their total equity interest in the Company by the Reverse Stock Split, if such shareholders exist they have a statutory right to dissent (a "Qualifying Shareholder"). The Company's Qualifying Shareholders will be entitled to that right if the Reverse Stock Split is approved by the shareholders of the Company and the Reverse Stock Split becomes effective. Attached to the Proxy Statement as Exhibit C is a copy of Article 113 for your review, as required by Colorado law. If a Qualifying Shareholder desires to exercise its dissenters' rights, it must (a) cause the Company to receive written notice, before the vote is taken, of the Qualifying Shareholder's intention to demand payment for the Qualifying Shareholder's fractional share resulting from the Reverse Stock Split, and (b) not vote its shares in favor of the proposed Reverse Stock Split. If a Qualifying Shareholder does not satisfy these requirements, it is not entitled to demand payment as described above. If the Reverse Stock Split is approved at the Annual Meeting, the Company shall give all Qualifying Shareholders who complied with clauses (a) and (b) above written notice of the approval of the Reverse Stock Split within ten (10) days after the effective date. Such notice shall inform those Qualifying Shareholders how they may receive payment as a dissenting shareholder. Such Qualifying Shareholders will be given at least thirty (30) days to deliver its payment demand and stock certificate to the Company or its agent. If the Reverse Stock Split has not become effective within sixty (60) days after the date set by the Company by which payment demands and stock certificates must be received, the stock certificates received by the Company or its agent shall be returned to each dissenting shareholder. If the Reverse Stock Split becomes effective after such sixty days, the Company shall send a new dissenter's notice and the provisions of Article 113 shall again be applicable.

                          A  dissenting  Qualifying Shareholder may reject the
Company's payment offer, or may give notice to the Company in writing of the shareholder's estimate of the fair value and amount of interest owed to the shareholder by the Company, if (a) the dissenting shareholder believes the amount paid by the Company is less than fair value or the interest calculation is incorrect, (b) the Company fails to make payment within sixty (60) days of the date the shareholder's payment demand was due, or (c) the Company does not return the deposited stock certificates as required if the Reverse Stock Split does not become effective. If the dissenting Qualifying Shareholder provides such notice, the Company must pay the shareholder's demand or commence a court proceeding within sixty (60) days of receiving such rejection or additional payment demand, as set forth in Part 3 of Article 113, attached hereto as Exhibit B. A dissenting Qualifying Shareholder waives its right to require the Company to pay its demand or seek judicial review if the Company does not receive this notice within thirty (30) days after the Company made or offered payment to the dissenting Qualifying Shareholder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE REVERSE STOCK SPLIT PLAN. SUCH PROPOSAL SHALL BE RATIFIED IF A PLURALITY OF THE SHARES REPRESENTED AT THE ANNUAL MEETING VOTE IN FAVOR OF THE APPOINTMENT.


RATIFICATION  OF  APPOINTMENT  OF  EHRHARDT  KEEFE  STEINER  &  HOTTMAN  PC

     The Board of Directors has appointed Ehrhardt Keefe Steiner & Hottman PC, independent public accountants, to audit the Company's financial statements for the fiscal year ending December 27, 1998 and recommends that the Company's Shareholders ratify such appointment. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if thev desire, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF EHRHARDT KEEFE STEINER & HOTTMAN PC TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 27, 1998. SUCH APPOINTMENT SHALL BE RATIFIED IF A PLURALITY OF THE SHARES REPRESENTED AT THE ANNUAL MEETING VOTE IN FAVOR OF THE APPOINTMENT.


                                 OTHER MATTERS

          Management knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his judgment.


              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, is enclosed herewith as the Company's Annual Report to Shareholders and additional copies thereof may be obtained by Shareholders, without charge, by written request to John P. Yeros, President, Medix Resources, Inc., 360 South Garfield Street, Suite 400, Denver, Colorado 80209.


By  Order  of  the  Board  of  Directors
 DATED:          April  27,  1998














EXHIBIT  A

                                     PLAN  OF  EFFECTING A REVERSE STOCK SPLIT

The Board of Directors of Medix Resources, Inc. (the "Company"), acting by Unanimous Written Consent, effective April 15, 1998, has adopted the following Plan of Effecting a Reverse Stock Split (the "Plan") and authorizes the officers of the Company to present this Plan to the Company's shareholders for approval pursuant to Section 105 of Article 106 of the Colorado Business
Corporation Act, and further unanimously recommends such approval to the shareholders of the Company.

Section 1. If this Plan has been approved by the Company's shareholders and not abandoned as provided in Section 5 or Section 6 below, upon such date and time as is set by the Board of Directors (the "Effective Date"), each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as, and changed into, a fraction of a share of Common Stock (the "New Common Stock") based upon the Reverse Split Ratio determined according to the formula set forth in Section 5 below , subject to the treatment of fractional share interests as described below. Such reclassification and change of Old Common Stock into New Common Stock shall not change the par value per share of the shares reclassified and changed, which par value shall remain $.001 per share. Each holder of a certificate or certificates, which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more), shall be entitled to receive, upon surrender of such Old Certificates to the Company's agent (the "Exchange Agent") for cancellation, a certificate or certificates representing the number of whole shares of New Common Stock into which and for which the shares of the Old Common Stock, formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof (the "New Certificates", whether one or more). From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof.

Section 2. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Company. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor in an amount equal to the product of (a) the number of shares of Old Common Stock that appears in the numerator of such fraction times (b) the average of the last sale price of one share of Old Common Stock, as reported on the Nasdaq SmallCap Market for the five business days immediately preceding the Effective Date for which transactions in Old Common Stock are reported. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Exchange Agent becomes aware that a holder of Old Certificates has not tendered all the holder's certificates for exchange, the Exchange Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one holder shall not exceed the value of one share of Old Common Stock.

Section 3. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Exchange Agent that such taxes are not payable.

Section 4. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."

Section 5. (a) The Reverse Split Ratio to be used in Section 1 above shall be determined as follows, based upon the average last sale price per share of the Common Stock as reported on the Nasdaq SmallCap Market during the Trading Period (as defined below):

            Average  Last
             Sale  Price                Reverse
       During  Trading  Period        Split Ratio
       -----------------------        ------------
             Under  $0.15             1  for  10
             $0.16  to  $0.25         1  for  8
             $0.26  to  $0.40         1  for  5
             $0.41  to  $0.50         1  for  4
             $0.51  to  $0.65         1  for  3
             $0.66  to  $2.00         1  for  2

If the average last sale price during the Trading Period is over $2.00 per share, no reverse stock split shall occur and this Plan shall be abandoned without further action by any party

(b) For the purpose of this Section 5, "Trading Period" shall mean the period of five trading days on which the Common Stock trades in the Nasdaq SmallCap Market prior to May 28, 1998.

Section 6. Before and after the vote by the shareholders to approve this Plan, the Board of Directors shall have authority to determine, in its sole discretion, that it is in the best interest of the Company to abandon the reverse stock split and this Plan at any time prior to the Effective Date, without further action by the shareholders of the Company.


























                                                       EXHIBIT  B

                                 ARTICLE  113
     DISSENTERS'  RIGHTS

     PART  1

     RIGHT  OF  DISSENT-
     PAYMENT  FOR  SHARES

     7-113-101.    DEFINITIONS.    For  purposes  of  this  article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign Corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the Corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a Corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the Corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder means either a record shareholder or a beneficial shareholder.


     7-113-102.    RIGHT  TO  DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the Corporation is a party if:

     (I) Approval by the shareholders of that Corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of inCorporation; or

     (II) The Corporation is a subsidiary that is merged with its parent Corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the Corporation is a party as the Corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the Corporation for which a shareholder vote is required under section 7-112-102(1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the Corporation if the shareholders of the Corporation were entitled to vote upon the consent of the Corporation to the disposition pursuant to section 7-112-102(2).

     (1.3)        A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934," as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8)        The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the Corporation surviving the consummation of the plan merger of share exchange;
29


     (b) Shares of any other Corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934," as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)          Cash  in  lieu  of  fractional  shares;  or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2)        (Delated by amendment, L. 96, p. 1321, ' 30, effective June 1,
1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section  7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the Corporation.


     7-113-103.    DISSENT  BY  NOMINEES  AND  BENEFICIAL  OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the Corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection
(1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of a different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the Corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The Corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


     PART  2

     PROCEDURE  FOR  EXERCISE
     OF  DISSENTERS'  RIGHTS

     7-113-201.    NOTICE  OF  DISSENTERS'  RIGHTS.

     (1)      If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

     (2)      If a proposed corporate action creating dissenters' rights under section  7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).


     7-113-202.    NOTICE  OF  INTENT  TO  DEMAND  PAYMENT.

     (1)      If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the Corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b)        Not vote the shares in favor of the proposed corporate action.

     (2)      If a proposed corporate action creating dissenters' rights under section  7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3)     A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


     7-113-203.    DISSENTERS'  NOTICE.

     (1)      If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the Corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the Corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the Corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section  is  given;

     (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

     (g)          Be  accompanied  by  a  copy  of  this  article.


     7-113-204.    PROCEDURE  TO  DEMAND  PAYMENT.

     (1)          A  shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the Corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

     (b)       Deposit the shareholder's certificates for certificated shares.

     (2)       A shareholder who demands payment in accordance with subsection
(1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

     7-113-205.    UNCERTIFICATED  SHARES.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the Corporation may restrict the transfer thereof.
     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


     7-113-206.    PAYMENT.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the Corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the Corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the Corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The Corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the Corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the Corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the Corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the Corporation's estimate of the fair value of the shares;

     (c)          An  explanation  of  how  the  interest  was  calculated;

     (d)          A statement of the dissenter's right to demand payment under section  7-113-209;  and

     (e)          A  copy  of  this  article.

     7-113-207.    FAILURE  TO  TAKE  ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the Corporation by which the Corporation must receive the payment demand as provided in section 7-113-203, the Corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the Corporation by which the Corporation must receive the payment demand as provided in section 7-113-203, then the Corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

     7-113-208.    SPECIAL  PROVISIONS  RELATING  TO  SHARES  ACQUIRED  AFTER
ANNOUNCEMENT  OF  PROPOSED  CORPORATE  ACTION.

     (1) The Corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the Corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

     7-113-209.  PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may give notice to the Corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the Corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The Corporation fails to make payment under section 7-113-206 within sixty days after the date set by the Corporation by which the Corporation must receive the payment demand; or

     (c) The Corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the Corporation to receive the notice required by subsection (1) of this section within thirty days after the Corporation made or offered payment for the dissenter's shares.

     PART  3

     JUDICIAL  APPRAISAL  OF  SHARES

     7-113-301.    COURT  ACTION.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the Corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the Corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The Corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the Corporation's principal office is located or, if the Corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the Corporation is a foreign Corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic
Corporation merged into, or whose shares were acquired by, the foreign Corporation was located.

     (3) The Corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the Corporation's current record of shareholder for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the Corporation, or for the fair value, plus interest, of the dissenter's shares for which the Corporation elected to withhold payment under section 7-113-208.

     7-113-302.    COURT  COSTS  AND  COUNSEL  FEES.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the Corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section  7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the Corporation and in favor of any dissenters if the court finds the Corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the Corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

      (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the Corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.




































[Form  of  Proxy  Card]
                                MEDIX  RESOURCES, INC.
                      360  South  Garfield Street,  Suite  400
                           Denver,  Colorado 80209-3136

                      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 May  29, 1998

  The undersigned hereby appoints each of John P. Yeros and Barry J. McDonald, individually, as proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Company's 1998 Annual Meeting of Shareholders to be held on May 29, 1998 and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.001 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.
THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS.

1.  ELECTION OF DIRECTORS   FOR ALL NOMINEES [  ]     WITHHOLD AUTHORITY[ ]
                           (except as indicated below) to vote for all nominees

Nominees:    John  P.  Yeros,  Thomas  J.  Oberle,  and  Charles  Powell.
To withhold authority to vote for any individual nominee, write that individual's name in this space:


[Reverse  Side]

2. To approve the proposal of the Board of Directors to effect a reverse split of the Company's outstanding shares of Common Stock:
             FOR  [    ]        AGAINST  [    ]              ABSTAIN  [    ]

3. Ratify the selection by the Board of Directors of Ehrhardt Keefe Steiner & Hottman as independent public accountants, to audit the financial statements  of  the  Company  for  the  1997  fiscal  year:
             FOR  [    ]        AGAINST  [    ]              ABSTAIN  [    ]
Please  sign  exactly  as  name  appears  at  left:

Dated:__________________________________________

Signature:_______________________________________


Signature  (if  held  jointly):__________________________

When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such . If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.